As filed with the Securities and Exchange Commission on November 28, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report

September 30, 2018

DoubleLine Opportunistic Credit Fund

NYSE: DBL

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Annual Report	September 30, 2018	3

Chairman’s Letter	(Unaudited) September 30, 2018

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the 12-month period ended September 30, 2018. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Opportunistic Credit Fund

November 1, 2018

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights	(Unaudited) September 30, 2018

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended September 30, 2018, the Bloomberg Barclays U.S. MBS Index decreased 0.92%. Across the coupon stack, lower coupons underperformed while higher coupons outperformed. During the period, the Bloomberg Barclays U.S. Credit Index underperformed as did the Bloomberg Barclays U.S. Government Bond Index. Both the 30-year and 15-year mortgage rates, as represented by the Freddie Mac Commitment Rates, were meaningfully higher with the 30-year rate and the 15-year rates higher by 0.87% and 1.01%, respectively. While purchasing activity, as measured by the Mortgage Bankers Association (MBA) Purchase Index Seasonally-Adjusted, was slightly elevated over the time period, refinancing activity (as measured by the MBA Refinancing Index Seasonally-Adjusted) was meaningfully lower. Over the same time period, rates were higher across the board and the U.S. Treasury (UST) curve flattened. The 2-year, 5-year, 10-year, and 30-year yields were up 1.34%, 1.02%, 0.73%, and 0.35%, respectively. Duration of the Bloomberg Barclays U.S. MBS Index over the time period extended from to 4.47 to 5.28 as interest rates rose.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 12-month period ended September 30, 2018, the non-Agency MBS market has continued to outperform on a risk-adjusted basis. Spreads have tightened 0.40% to 0.70% across the capital stack due to both a positive technical story as well as balanced fundamentals. Although new issuance is growing due to non-qualifying mortgage and prime collateral, legacy paydowns still outpace this supply resulting in a shrinking market. Investor demand remains high due to strong collateral performance. Home prices continue to rise, albeit at a slower pace, and underwriting standards are still historically tight. We source a majority of our investments from the new issue space and have favored shorter duration paper given the increase in mortgage interest rates. Non-performing and re-performing loan securitizations are a few examples of deals that fit this investment philosophy.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended September 30, 2018, new issue CMBS spreads tightened alongside broader credit and equity indices. Despite a meaningful pullback in foreign investment and transaction volume through 2017, transaction volume picked up during the period. Mergers and acquisitions of real estate companies helped push transaction volumes higher. The Moody’s/RCA Commercial Property Price Index (CPPI) growth rate grew by nearly 8% at the national level. Price growth increased year-over-year for non-major markets, where assets trade at wider cap rates compared to assets in major markets. On the new issue front, $86 billion of CMBS priced during the period. Single-Asset Single-Borrower (SASB) CMBS was up about 20% and continues to be the main driver of new issuance, while conduit CMBS was down about 16%. Floating-rate SASB deals continue to see the most demand as investors seek shorter duration investments and hedge rising rates, evidenced by a 73% concentration of all SASB deals issued year-to-date, up from 57% in 2017 and 33% in 2016. The Trepp CMBS Delinquency Rate fell to 3.41% in September 2018 and has fallen for six straight months and over 14 of the 15 last reporting periods. The Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned -0.58%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of -1.22%.

•	Bank Loans

For the 12-month period ended September 30, 2018, the S&P/LSTA Leveraged Loan Index returned 5.19%. This equates to an average monthly return of 0.42%, which is just slightly below the index’s average monthly coupon income in the period. Loan prices were broadly stable over the period. The sector performed well relative to other areas of fixed income given its lack of duration, even while record corporate earnings kept default rates low. Consistent with the strong economic backdrop and the performance of risk assets generally, lower rated loans outperformed higher rated loans. The top industry performers were formerly among the most stressed: Retailers and Oil & Gas.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended September 30, 2018, there was $136.51 billion of CLO issuance and over $100 billion in yearly issuance for 2018 alone. Average monthly issuance for 2018 was around $11.2 billion. If the pace keeps up, 2018 may be a record setting year for CLO issuance. In February 2018, regulators announced the potential repeal of risk retention for CLOs and in April that was made a reality. The repeal allowed for a deluge of reset activity, as deals that were previously not compliant with risk retention but stuck with high cost of capital were able to reset to lower coupons without putting up additional firm capital. At the beginning of the period, CLO debt spreads were tightening up and down the capital stack. Starting in June 2018, spreads began to reverse course and began to leak wider due to the abundance of supply on the primary market. AAA spreads are now wider than where they were at the beginning of the period.

Annual Report	September 30, 2018	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2018

Government Securities

For the 12-month period ended September 30, 2018, the Bloomberg Barclays U.S. Treasury Index posted a loss of 1.62%. The Fed hiked rates four times over the period, lifting front-end yields further away from historically suppressed levels. Since the beginning of the period, the Fed also began balance sheet normalization, allowing a set amount of UST held to roll off each month. The Tax Cuts and Jobs Act passed in December 2017 enlarged the gap of budget deficit, which led to increased debt issuance in the space. Between reduced purchases from the Fed and an increased supply of UST, the market saw interest rates moving upwards under pressures. As front-end yields moved up in lockstep with the Fed hikes, yields on long-end UST rose less, supported by pension fund purchases due to additional corporate pension contributions as well as pension sponsors’ desire to lock in strong stock market returns. The yield curve flattened relentlessly as a result. Spread between 2-year and 30-year yields narrowed 100 basis points, reaching decade low levels. Other yield curve spreads also narrowed to multi-year low levels. Long-term inflation expectations, as reflected in 5-year forward 5-year breakeven rates (a market-based measure of expected inflation), moved up from 1.9% to 2.2% between last December and this January, reflecting the market’s recalibration.

6	DoubleLine Opportunistic Credit Fund

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2018

For the 12-month period ended September 30, 2018, the DoubleLine Opportunistic Credit Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of -1.22%. Agency MBS was the main detractor from performance as the UST curve sold-off with 2-year and 10-year yields up 1.34% and 0.73%, respectively. Inverse floating-rate and inverse interest-only securities in particular were among the worst performers in the Fund. These securities have the longest duration profile and hence experienced price declines in this rising interest rate environment. Conversely, the non-Agency MBS sector as a whole benefited from strengthening valuations and robust interest income. CLOs and CMBS also contributed positively to returns as high coupon returns helped offset declining prices. The Fund continues to employ leverage and has historically been managed to a longer duration versus the Index. As of the end of the period, the Index’s duration was 6.0 years while the Fund’s duration was 9.9 years with a yield-to-maturity of 8.7%, and current gross leverage at 22.7%.

12-Month Period Ended 9-30-18	1-Year
Net Asset Value (NAV) Return	-1.31%
Market Price Return	-5.78%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of September 30, 2018 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/opportunistic-credit-fund/ or by calling the Funds’ shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/opportunistic-credit-fund/.

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Annual Report	September 30, 2018	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2018

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Basis Point —A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. Credit Index —This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Bloomberg Barclays US Government Bond Index—This index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities, and debt explicitly guaranteed by the US government).

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. Treasury Index—The U.S. Treasury component of the U.S. Government index. This index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Current gross leverage—The sum of current borrowings employed in the portfolio against the total market value of the assets owned.

Duration —A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 15-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 15-year fixed-rate mortgage loan.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Moody’s/RCA Commercial Property Price Index (CPPI)—An index that describes various non-residential property types for the U.S. (10 monthly series from 2000). This index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Mortgage Bankers Association (MBA) Refinancing Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Mortgage Bankers Association (MBA) Purchase Index Seasonally-Adjusted —An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate —A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

Yield-to-maturity—The discount rate at which the sum of all future cash flows from the bond (coupons and principal) is equal to the price of the bond. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Opportunistic Credit Fund

Standardized Performance Summary	(Unaudited) September 30, 2018

DBL
DoubleLine Opportunistic Credit Fund Returns as of September 30, 2018	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (1-27-12 to 9-30-18)
Total Return based on NAV	-1.31%	3.26%	6.94%	6.95%
Total Return based on Market Price	-5.78%	3.23%	7.69%	6.62%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	1.31%	2.16%	1.89%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Annual Report	September 30, 2018	9

Schedule of Investments DoubleLine Opportunistic Credit Fund	September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.8%

	Citi Held For Asset Issuance,
598,222	Series 2015-PM1-C	5.01%	^	12/15/2021	599,162

	Coinstar Funding LLC,
2,715,625	Series 2017-1A-A2	5.22%	^	04/25/2047	2,750,542

	Harley Marine Financing LLC,
1,485,000	Series 2018-1A-A2	5.68%	^	05/15/2043	1,468,279

	Jimmy Johns Funding LLC,
4,950,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	4,945,414

	Sapphire Aviation Finance Ltd.,
958,333	Series 2018-1A-B	5.93%	^	03/15/2040	980,730

	SoFi Professional Loan Program,
4,146,860	Series 2013-1R-A	3.61%	¥@Þ	12/26/2029	535,850

	Total Asset Backed Obligations (Cost $12,943,617)				11,279,977

BANK LOANS 9.4%

	8th Avenue Food & Provisions, Inc.,
25,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.08%		09/19/2025	25,258

	Acrisure, LLC,
498,741	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%		11/22/2023	501,444

	Airxcel, Inc.,
498,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%		04/28/2025	496,463

	Alera Group Intermediate Holdings, Inc.,
59,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%		08/01/2025	60,748

	Aleris International, Inc.,
488,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.99%		02/27/2023	498,399

	Almonde, Inc.,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.64%		06/16/2025	496,720

	Asurion, LLC,
525,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.74%		08/04/2025	540,587

	Auris Luxembourg III Sarl,
205,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.09%		07/25/2025	207,820

	Avantor, Inc.,
497,494	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.24%		11/21/2024	504,140

	Avaya, Inc.,
497,494	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.41%		12/16/2024	502,508

	BI-LO, LLC,
500,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.00% Floor)	10.31%		05/31/2024	502,500

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	BMC Software Finance, Inc.,
505,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.55%	09/01/2025	510,507

	Brand Energy & Infrastructure Services Inc,
283,024	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.59%	06/21/2024	285,200

	Brazos Delaware II, LLC,
807,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.17%	05/21/2025	805,450

	Brookfield WEC Holdings Inc.,
260,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	5.99%	08/01/2025	263,527

	Compuware Corporation,
370,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.71%	08/22/2025	373,545

	Constellis Holdings, LLC,
497,481	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.39%	04/19/2024	493,750

	Coronado Curragh LLC,
94,475	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.89%	03/31/2025	95,656
345,543	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.89%	03/31/2025	349,862

	Covia Holdings Corporation,
483,788	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	06/02/2025	458,790

	CSM Bakery Solutions LLC,
500,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.34%	07/03/2020	485,125

	Cyxtera DC Holdings, Inc.,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	9.36%	05/01/2025	501,460

	EG America LLC,
497,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.39%	02/06/2025	499,134

	EnergySolutions, LLC,
498,750	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	05/09/2025	503,114

	Explorer Holdings Inc,
497,455	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	05/02/2023	501,497

	Financial & Risk US Holdings, Inc.,
345,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.07%	09/18/2025	344,641

	Foresight Energy LLC,
500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.75%, 1.00% Floor)	7.99%	03/28/2022	500,547

	FTS International, Inc.,
286,489	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.17%	04/16/2021	288,459

10	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Gavilan Resources, LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.17%	03/01/2024	473,335

	Gentiva Health Services, Inc.,
205,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.00%)	9.34%	07/02/2026	211,150

	Go Wireless, Inc.,
487,342	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.50%, 1.00% Floor)	8.74%	12/22/2024	477,595

	Greenway Health, LLC,
497,481	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.14%	02/16/2024	497,481

	Gulf Finance, LLC,
333,637	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.64%	08/25/2023	281,567

	Intralinks, Inc.,
532,544	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.25%	¥11/14/2024	534,627

	ION Trading Technologies S.a.R.L,
398,995	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.39%	11/21/2024	397,936

	Jo-Ann Stores, LLC,
498,707	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.51%	10/20/2023	501,824

	Keane Group Holdings, LLC,
478,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.88%	05/26/2025	475,808

	Kindred Healthcare, Inc.,
545,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.25%	06/23/2025	548,406

	Klockner-Pentaplast of America, Inc.,
497,487	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%	06/30/2022	485,112

	LSF9 Atlantis Holdings, LLC,
493,631	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.12%	05/01/2023	478,205

	McDermott International, Inc.,
250,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.08%	05/12/2025	253,698

	Mitchell International, Inc.,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.49%	12/01/2025	501,000

	MLN US Holdco LLC,
330,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.84%	07/11/2025	333,816
155,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.75%)	11.09%	07/13/2026	153,966

	Parker Private Merger Sub, Inc.,
495,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%)	10.08%	09/17/2026	499,331

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Pearl Intermediate Parent LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	8.42%	02/13/2026	501,875

	Polar US Borrower LLC, Guaranteed
65,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.09%	08/17/2025	65,406

	PowerTeam Services, LLC,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.64%	03/06/2026	501,878

	Renaissance Holding Corp,
109,725	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.49%	06/02/2025	109,742

	RentPath, Inc.,
325,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00%	¥12/17/2021	286,081

	Restaurant Technologies, Inc.,
75,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.50%)	8.83%	09/24/2026	75,891

	SCS Holdings I Inc.,
318,362	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%	10/31/2022	320,750

	Securus Technologies Holdings, Inc.,
497,494	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.74%	11/01/2024	499,484

	Sedgwick Claims Management Services, Inc.,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%, 1.00% Floor)	7.99%	02/28/2022	502,815

	SIWF Holdings, Inc.,
802,988	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.41%	06/13/2025	811,017

	Solenis International, L.P.,
264,338	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.31%	12/26/2023	266,849
140,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.81%	06/18/2024	138,425

	Sound Inpatient Physicians, Inc.,
190,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	8.99%	06/26/2026	191,188

	SRS Distribution Inc.,
55,000	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.25%)	5.44%	05/23/2025	54,696

	Summit Midstream Partners Holdings, LLC,
472,222	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.24%	05/13/2022	479,308

	Syncreon Global Finance Inc.,
500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.49%	10/28/2020	471,250

	The Edelman Financial Center, LLC,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.09%	07/20/2026	511,875

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2018	11

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TKC Holdings, Inc.,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.00% Floor)	10.25%		02/01/2024	505,210

	Travel Leaders Group, LLC,
135,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.16%		01/25/2024	136,772

	U.S. Renal Care, Inc.,
498,721	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.64%		12/30/2022	487,188

	Ultra Clean Holdings, Inc.,
560,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.82%		08/27/2025	555,800

	Vantage Specialty Chemicals, Inc.,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.25%, 1.00% Floor)	10.59%		10/27/2025	503,960

	VeriFone Systems, Inc.,
305,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.32%		08/20/2025	307,326

	Verscend Holding Corporation,
300,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.74%		08/27/2025	303,063

	Web.Com Group, Inc.,
105,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	6.07%		09/17/2025	105,788

	Yak Access, LLC,
290,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.14%		07/11/2025	280,575

	Total Bank Loans (Cost $27,641,895)				27,675,920

COLLATERALIZED LOAN OBLIGATIONS 15.9%

	ALM LLC,
1,000,000	Series 2015-12A-C1R2 (3 Month LIBOR USD + 2.65%, 2.65% Floor)	4.99%	^	04/16/2027	993,284

	Apidos Ltd.,
1,500,000	Series 2014-18A-D (3 Month LIBOR USD + 5.20%)	7.55%	^	07/22/2026	1,504,918

	ARES Ltd.,
1,000,000	Series 2014-1A-SUB	8.79%	#^@	04/17/2026	422,500

	Atrium Corporation,
1,000,000	Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.91%	^	05/28/2030	1,006,861

	Babson Ltd.,
1,000,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.30%	^	10/20/2030	999,368
2,000,000	Series 2016-2A-E (3 Month LIBOR USD + 6.90%, 6.90% Floor)	9.25%	^	07/20/2028	2,012,977
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.93%	^	07/18/2029	1,004,233

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Barings Ltd.,
1,000,000	Series 2016-3A-C (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.29%	^	01/15/2028	1,005,719
500,000	Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	4.97%	^	07/20/2029	496,292
750,000	Series 2018-3A-E (3 Month LIBOR USD + 5.75%)	7.82%	^	07/20/2029	742,674

	BlueMountain Ltd.,
1,900,000	Series 2013-1A-DR (3 Month LIBOR USD + 7.50%)	9.85%	^	01/20/2029	1,928,186
1,000,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	5.25%	^	10/22/2030	994,117

	Canyon Capital Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.94%	^	07/15/2030	1,003,518
1,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	8.59%	^	07/15/2030	995,857
1,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.79%	^	07/15/2031	1,497,174

	Cent Ltd.,
500,000	Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	6.09%	^	11/07/2026	501,551

	Dryden Senior Loan Fund,
1,500,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	7.49%	^	01/15/2031	1,484,720
500,000	Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	5.59%	^	07/15/2030	501,808

	Gilbert Park Ltd.,
2,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	8.74%	^	10/15/2030	2,046,502

	GoldenTree Loan Management Ltd.,
500,000	Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	5.29%	^	04/20/2030	493,069

	Greenwood Park Ltd.,
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 4.95%)	6.98%	^	04/15/2031	958,101

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	6.00%	^	10/22/2025	500,678

	Highbridge Loan Management Ltd.,
1,000,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	5.25%	^	10/20/2029	996,673

	Jay Park Ltd.,
2,000,000	Series 2016-1A-D (3 Month LIBOR USD + 7.00%)	9.35%	^	10/20/2027	2,007,521

	LCM LP,
2,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	7.65%	^	01/20/2031	2,455,148

	Neuberger Berman Loan Advisers Ltd.,
2,500,000	Series 2017-16SA-E (3 Month LIBOR USD + 5.40%)	7.74%	^	01/15/2028	2,461,642
1,000,000	Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	5.58%	^	10/18/2029	1,003,466

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	6.34%	^	07/15/2029	1,016,578
500,000	Series 2014-1A-C (3 Month LIBOR USD + 3.65%)	5.97%	^	11/14/2026	501,225
1,000,000	Series 2014-1A-D (3 Month LIBOR USD + 6.60%)	8.92%	^	11/14/2026	1,002,047
1,000,000	Series 2015-1A-DU (3 Month LIBOR USD + 4.59%)	6.90%	^	05/21/2027	1,004,389
1,000,000	Series 2016-1A-FR (3 Month LIBOR USD + 8.09%, 8.09% Floor)	10.43%	^	07/15/2030	987,204
2,000,000	Series 2017-1A-SUB	0.00%	#^@	03/17/2030	1,765,247

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RRAM Ltd.,
1,000,000	Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	5.29%	^	04/15/2030	999,267

	TCI-Cent Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 6.75%)	9.09%	^	12/21/2029	1,016,264

	TCI-Symphony Ltd.,
2,000,000	Series 2016-1A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	6.14%	^	10/13/2029	2,005,378

	Voya Ltd.,
1,000,000	Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	5.90%	^	07/20/2030	1,005,348

	Wind River Ltd.,
2,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.09%	^	01/15/2031	2,406,252
1,040,000	Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	4.97%	^	11/20/2030	1,014,376

	Total Collateralized Loan Obligations (Cost $46,832,624)				46,742,132

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 17.4%

	Bear Stearns Commercial Mortgage Securities, Inc.,
450,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	413,471

	Benchmark Mortgage Trust,
18,558,806	Series 2018-B1-XA	0.67%	# I/O	01/15/2051	711,066

	CD Mortgage Trust,
18,377,792	Series 2017-CD6-XA	1.12%	# I/O	11/13/2050	1,106,927

	Citigroup Commercial Mortgage Trust,
534,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	493,080
4,798,730	Series 2015-GC27-XA	1.53%	# I/O	02/10/2048	320,828
470,000	Series 2016-GC36-D	2.85%	^	02/10/2049	380,002

	Commercial Mortgage Pass-Through Certificates,
864,000	Series 2012-CR4-E	4.73%	#^Þ	10/15/2045	233,243
45,324,426	Series 2013-LC6-XA	1.51%	# I/O	01/10/2046	2,139,852
72,674,304	Series 2014-CR16-XA	1.30%	# I/O	04/10/2047	2,727,343
26,400,000	Series 2014-UBS3-XC	1.45%	#^ I/O	06/10/2047	1,629,915
1,127,250	Series 2014-UBS4-E	3.75%	^Þ	08/10/2047	765,739
1,288,300	Series 2014-UBS4-F	3.75%	^Þ	08/10/2047	682,415
2,415,590	Series 2014-UBS4-G	3.75%	^¥Þ	08/10/2047	650,371
5,000	Series 2014-UBS4-V	0.00%	#^¥Þ	08/10/2047	—
27,394,000	Series 2015-CR23-XD	1.16%	#^ I/O	05/10/2048	1,645,032
566,000	Series 2015-CR26-C	4.64%	#	10/10/2048	548,105
5,297,000	Series 2015-CR26-XD	1.39%	#^ I/O	10/10/2048	377,241
96,579,104	Series 2015-LC21-XA	0.97%	# I/O	07/10/2048	3,355,013
1,500,000	Series 2015-LC23-E	3.80%	#^	10/10/2048	1,224,840
549,000	Series 2016-CR28-E	4.30%	#^	02/10/2049	494,254

	Core Industrial Trust,
74,409,500	Series 2015-TEXW-XB	0.42%	#^ I/O	02/10/2034	674,597

	FREMF Mortgage Trust,
365,071	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.16%	^	07/25/2023	368,328

	GMAC Commercial Mortgage Securities Trust,
591,000	Series 2004-C3-E	5.14%	#^	12/10/2041	579,427

	Great Wolf Trust,
4,816,575	Series 2017-WFMZ-MC (1 Month LIBOR USD + 10.47%, 10.47% Floor)	12.78%	^	09/15/2019	4,916,178

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation,
81,327,434	Series 2018-GS9-XA	0.60%	# I/O	03/10/2051	2,823,217

	GS Mortgage Securities Trust,
500,000	Series 2014-GC26-C	4.66%	#	11/10/2047	487,420
650,000	Series 2014-GC26-D	4.66%	#^	11/10/2047	568,823

	JP Morgan Chase Commercial Mortgage Securities Corporation,
25,663,970	Series 2012-CBX-XA	2.07%	# I/O	06/15/2045	978,526

	JP Morgan Chase Commercial Mortgage Securities Trust,
441,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	439,733
37,606	Series 2007-LDPX-AM	5.46%	#	01/15/2049	37,355

	JPMBB Commercial Mortgage Securities Trust,
10,765,000	Series 2013-C14-XC	1.12%	#^ I/O	08/15/2046	465,508
557,000	Series 2013-C17-E	3.87%	#^Þ	01/15/2047	454,857
3,488,650	Series 2014-C19-E	4.00%	#^Þ	04/15/2047	2,406,021
1,938,200	Series 2014-C19-F	3.75%	#^Þ	04/15/2047	1,081,209
6,202,105	Series 2014-C19-NR	3.75%	#^¥Þ	04/15/2047	2,100,454
5,192,109	Series 2014-C26-XA	1.25%	# I/O	01/15/2048	217,050
500,000	Series 2015-C27-D	3.98%	#^	02/15/2048	455,397
20,920,000	Series 2015-C29-XE	0.42%	#^ I/O	05/15/2048	407,256
775,000	Series 2015-C32-C	4.82%	#	11/15/2048	771,048
16,358,000	Series 2015-C32-XD	0.50%	#^ I/O	11/15/2048	475,190

	JPMDB Commercial Mortgage Securities Trust,
15,851,845	Series 2016-C4-XA	0.96%	# I/O	12/15/2049	831,510

	LSTAR Commercial Mortgage Trust,
5,091,196	Series 2016-4-XA	2.04%	#^ I/O	03/10/2049	349,866

	Merrill Lynch Mortgage Trust,
11,382	Series 2007-C1-AM	6.00%	#	06/12/2050	11,382

	Morgan Stanley Bank of America Merrill Lynch Trust,
500,000	Series 2014-C15-D	5.05%	#^	04/15/2047	492,507
500,000	Series 2014-C19-C	4.00%		12/15/2047	476,983
595,000	Series 2015-C26-D	3.06%	^	10/15/2048	513,884
804,000	Series 2015-C27-D	3.24%	#^	12/15/2047	685,291

	Morgan Stanley Capital Trust,
525,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	505,849
1,191,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%, 6.90% Floor)	9.06%	^	11/15/2034	1,199,597

	Wachovia Bank Commercial Mortgage Trust,
127,788	Series 2007-C30-AJ	5.41%	#	12/15/2043	128,784

	Wells Fargo Commercial Mortgage Trust,
467,000	Series 2012-LC5-E	4.92%	#^Þ	10/15/2045	457,040
23,293,000	Series 2015-C28-XF	1.27%	#^ I/O	05/15/2048	1,401,186
747,000	Series 2015-NXS4-D	3.75%	#	12/15/2048	691,979
55,788,177	Series 2018-C43-XA	0.87%	# I/O	03/15/2051	2,905,091

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $54,748,731)				51,257,280

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 39.2%

	Adjustable Rate Mortgage Trust,
2,185,487	Series 2006-1-2A1	4.25%	#	03/25/2036	1,813,500

	Banc of America Alternative Loan Trust,
1,144,353	Series 2005-8-2CB1	6.00%		09/25/2035	1,149,594

	BCAP LLC Trust,
12,923,882	Series 2007-AB1-A5	4.94%	#ß	03/25/2037	8,937,931
5,269,567	Series 2010-RR6-2216	3.62%	#^Þ	06/26/2036	4,983,374
1,109,064	Series 2010-RR6-6A2	9.30%	#^	07/26/2037	987,649

	Chase Mortgage Finance Trust,
1,979,083	Series 2007-S1-A7	6.00%		02/25/2037	1,551,697
2,071,996	Series 2007-S3-1A5	6.00%		05/25/2037	1,655,678

	CHL Mortgage Pass-Through Trust,
2,239,689	Series 2007-4-1A35 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.48%	I/F I/O	05/25/2037	402,642

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2018	13

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CIM Trust,
7,000,000	Series 2016-1RR-B2	8.25%	#^Þ	07/26/2055	6,733,460
7,000,000	Series 2016-2RR-B2	7.68%	#^Þ	02/25/2056	6,804,228
7,000,000	Series 2016-3RR-B2	7.64%	#^Þ	02/27/2056	6,792,475
6,010,000	Series 2017-3RR-B2	11.98%	#^Þ	01/27/2057	6,447,648

	Citigroup Mortgage Loan Trust, Inc.,
570,229	Series 2006-8-A4 (-3 x 1 Month LIBOR USD + 19.66%, 19.66% Cap)	13.57%	^ I/F	10/25/2035	635,568
3,670,935	Series 2010-9-3A7	5.61%	^	01/25/2036	3,638,001

	CitiMortgage Alternative Loan Trust,
2,632,795	Series 2007-A4-1A6	5.75%		04/25/2037	2,492,435
2,047,651	Series 2007-A6-1A16	6.00%		06/25/2037	2,000,867

	Countrywide Alternative Loan Trust,
1,390,551	Series 2005-85CB-2A5 (1 Month LIBOR USD + 1.10%, 1.10% Floor, 7.00% Cap)	3.32%		02/25/2036	1,248,834
293,663	Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	13.51%	I/F	02/25/2036	319,903

	Credit Suisse First Boston Mortgage Securities Corporation,
2,727,822	Series 2005-11-7A1	6.00%		12/25/2035	2,343,839

	Credit Suisse Mortgage Capital Certificates,
3,461,801	Series 2006-5-3A3	6.50%		06/25/2036	1,709,791
1,044,206	Series 2006-9-2A1	5.50%		11/25/2036	950,159
523,494	Series 2006-9-6A14	6.00%		11/25/2036	508,440

	IndyMac Mortgage Loan Trust,
1,881,500	Series 2005-AR23-6A1	3.66%	#	11/25/2035	1,747,237

	JP Morgan Alternative Loan Trust,
309,033	Series 2006-S1-2A5	5.50%		02/25/2021	319,091

	JP Morgan Resecuritization Trust,
3,294,079	Series 2011-1-1A10	6.00%	#^	12/26/2036	3,091,081
3,423,332	Series 2011-1-2A10	6.00%	#^	06/26/2037	3,145,796

	Lehman Mortgage Trust,
1,319,281	Series 2007-10-1A1	6.00%		01/25/2038	1,366,933
1,906,866	Series 2007-4-1A3	5.75%		05/25/2037	1,605,349

	Lehman XS Trust,
436,996	Series 2005-2-1A2 (1 Month LIBOR USD + 0.70%, 0.35% Floor)	2.92%		08/25/2035	434,978

	Nationstar HECM Loan Trust,
4,250,000	Series 2017-1A-M2	4.70%	^	05/25/2027	4,230,756

	PNMAC GMSR Trust,
5,800,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	4.57%	^	04/25/2023	5,831,523

	RBSGC Structured Trust,
1,543,487	Series 2008-B-A1	6.00%	^	06/25/2037	1,508,648

	Residential Accredit Loans, Inc.,
2,228,771	Series 2005-QS13-2A3	5.75%		09/25/2035	2,172,992
1,467,854	Series 2005-QS14-3A1	6.00%		09/25/2035	1,409,696
1,773,888	Series 2006-QS10-A1	6.00%		08/25/2036	1,615,460
3,514,247	Series 2006-QS7-A3	6.00%		06/25/2036	3,230,054
886,242	Series 2007-QS1-1A1	6.00%		01/25/2037	831,522
3,842,091	Series 2007-QS3-A1	6.50%		02/25/2037	3,582,539
1,522,695	Series 2007-QS6-A1 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.55%		04/25/2037	1,215,401
1,612,063	Series 2007-QS6-A102	5.75%		04/25/2037	1,485,871
346,877	Series 2007-QS6-A2 (-8 x 1 Month LIBOR USD + 55.58%, 55.58% Cap)	37.12%	I/F	04/25/2037	573,880

	Residential Asset Securitization Trust,
1,837,029	Series 2006-A6-1A12 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.88%	I/F I/O	07/25/2036	531,033
1,816,371	Series 2006-A6-1A9	6.00%		07/25/2036	940,197

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Funding Mortgage Securities Trust,
1,047,247	Series 2007-S2-A4	6.00%		02/25/2037	992,275

	Structured Adjustable Rate Mortgage Loan Trust,
1,015,381	Series 2006-1-2A2	3.85%	#	02/25/2036	986,268

	Velocity Commercial Capital Loan Trust,
1,214,070	Series 2018-1-M4	5.01%	^	04/25/2048	1,201,843
704,161	Series 2018-1-M5	6.26%	^	04/25/2048	698,234
1,649,814	Series 2018-1-M6	7.26%	^	04/25/2048	1,655,186

	Washington Mutual Mortgage Pass-Through Certificates,
4,274,388	Series 2006-8-A4	4.60%	#ß	10/25/2036	2,585,897

	Wells Fargo Alternative Loan Trust,
2,327,861	Series 2007-PA3-2A1	6.00%		07/25/2037	2,296,188

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $110,979,686)				115,393,641

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 35.8%

	Federal Home Loan Mortgage Corporation,
796,398	Series 3211-SI (-4 x 1 Month LIBOR USD + 27.67%, 27.67% Cap)	18.59%	I/F I/O ‡	09/15/2036	469,399
1,595,632	Series 3236-ES (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.54%	I/F I/O	11/15/2036	246,016
1,026,968	Series 3256-S (-1 x 1 Month LIBOR USD + 6.69%, 6.69% Cap)	4.53%	I/F I/O	12/15/2036	154,946
869,448	Series 3292-SD (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.94%	I/F I/O	03/15/2037	103,650
6,818,556	Series 3297-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	4.60%	I/F I/O ‡	04/15/2037	1,095,412
4,848,312	Series 3311-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	4.60%	I/F I/O	05/15/2037	734,813
4,944,888	Series 3311-IA (-1 x 1 Month LIBOR USD + 6.41%, 6.41% Cap)	4.25%	I/F I/O	05/15/2037	680,743
1,099,565	Series 3314-SH (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	4.24%	I/F I/O	11/15/2036	109,578
113,426	Series 3317-DS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	9.60%	I/F	05/15/2037	121,899
693,236	Series 3330-KS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.39%	I/F I/O	06/15/2037	67,720
188,980	Series 3339-AI (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.39%	I/F I/O	07/15/2037	23,755
3,301,417	Series 3339-TI (-1 x 1 Month LIBOR USD + 6.14%, 6.14% Cap)	3.98%	I/F I/O ‡	07/15/2037	453,358
2,573,443	Series 3374-SD (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.29%	I/F I/O	10/15/2037	318,956
431,990	Series 3382-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	4.14%	I/F I/O	11/15/2037	46,847
5,686,211	Series 3404-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.84%	I/F I/O	01/15/2038	672,955
385,229	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.49%	I/F I/O	03/15/2038	31,519
4,489,623	Series 3435-S (-1 x 1 Month LIBOR USD + 5.98%, 5.98% Cap)	3.82%	I/F I/O	04/15/2038	452,942
304,386	Series 3508-PS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.49%	I/F I/O	02/15/2039	31,811

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
1,410,103	Series 3725-CS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.84%	I/F I/O	05/15/2040	135,187
3,103,811	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	2.29%	I/F I/O	09/15/2040	179,042
12,661,171	Series 3736-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.89%	I/F I/O ‡	10/15/2040	1,661,833
4,825,682	Series 3753-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.84%	I/F I/O	11/15/2040	694,837
5,389,828	Series 3780-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.34%	I/F I/O ‡	12/15/2040	803,622
1,784,331	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Carp)	3.69%	I/F I/O	02/15/2041	198,764
1,174,966	Series 3905-SC (-5 x 1 Month LIBOR USD + 22.75%, 22.75% Cap)	12.23%	I/F ‡	08/15/2041	1,474,432
1,844,584	Series 3924-SJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.84%	I/F I/O	09/15/2041	210,498
6,953,859	Series 3960-ES (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.79%	I/F I/O	11/15/2041	764,532
3,857,827	Series 4064-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.84%	I/F I/O ‡	06/15/2042	611,813
2,735,909	Series 4155-GS (-1 x 1 Month LIBOR USD + 5.46%, 5.46% Cap)	2.94%	I/F ‡	01/15/2033	2,343,012
12,779,742	Series 4217-CS (-1 x 1 Month LIBOR USD + 5.28%, 5.28% Cap)	2.69%	I/F ‡	06/15/2043	9,781,620
3,353,202	Series 4225-BS (-3 x 1 Month LIBOR USD + 11.87%, 11.87% Cap)	6.26%	I/F ‡	12/15/2040	3,157,006
4,527,431	Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.74%	I/F I/O	01/15/2054	624,862
9,914,707	Series 4302-GS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.99%	I/F I/O ‡	02/15/2044	1,260,027

	Federal National Mortgage Association,
216,218	Series 2005-72-WS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.53%	I/F I/O	08/25/2035	20,205
2,249,563	Series 2005-90-SP (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.53%	I/F I/O	09/25/2035	190,740
859,169	Series 2006-117-SQ (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.33%	I/F I/O	12/25/2036	82,736
461,305	Series 2006-119-HS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.43%	I/F I/O	12/25/2036	53,764
6,748,762	Series 2006-123-CI (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.52%	I/F I/O ‡	01/25/2037	1,061,806
3,093,519	Series 2007-15-BI (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.48%	I/F I/O	03/25/2037	439,716
1,051,973	Series 2007-20-S (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.52%	I/F I/O	03/25/2037	130,332
549,012	Series 2007-21-SD (-1 x 1 Month LIBOR USD + 6.48%, 6.48% Cap)	4.26%	I/F I/O	03/25/2037	52,568
1,293,301	Series 2007-30-IE (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.52%	I/F I/O	04/25/2037	207,925

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
3,502,155	Series 2007-32-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.88%	I/F I/O	04/25/2037	408,711
1,663,002	Series 2007-40-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.88%	I/F I/O	05/25/2037	197,597
262,295	Series 2007-48-SE (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.88%	I/F I/O	05/25/2037	21,752
579,666	Series 2007-64-LI (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	4.34%	I/F I/O	07/25/2037	65,194
265,345	Series 2007-68-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.43%	I/F I/O	07/25/2037	33,043
8,034,983	Series 2007-75-PI (-1 x 1 Month LIBOR USD + 6.54%, 6.54% Cap)	4.32%	I/F I/O ‡	08/25/2037	1,163,858
4,558,073	Series 2008-33-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78%	I/F I/O	04/25/2038	564,377
3,576,281	Series 2008-42-SC (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.68%	I/F I/O	05/25/2038	388,353
811,054	Series 2008-5-GS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.03%	I/F I/O	02/25/2038	97,831
2,429,008	Series 2008-62-SD (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.83%	I/F I/O	07/25/2038	294,857
1,533,419	Series 2008-68-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.88%	I/F I/O	08/25/2038	180,022
390,533	Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.03%	I/F I/O	01/25/2040	39,651
1,340,998	Series 2009-12-CI (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.38%	I/F I/O	03/25/2036	166,660
354,705	Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.88%	I/F I/O	07/25/2039	32,239
392,260	Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.73%	I/F I/O	07/25/2039	35,091
179,625	Series 2009-67-SA (-1 x 1 Month LIBOR USD + 5.15%, 0.25% Floor, 5.15% Cap)	2.93%	I/F I/O	07/25/2037	11,607
717,722	Series 2009-87-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78%	I/F I/O	11/25/2049	82,989
1,398,483	Series 2009-91-SD (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.93%	I/F I/O	11/25/2039	150,078
332,945	Series 2010-109-BS (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	31.86%	I/F	10/25/2040	892,235
350,433	Series 2010-115-SD (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.38%	I/F I/O	11/25/2039	39,962
583,151	Series 2010-11-SC (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.58%	I/F I/O	02/25/2040	35,432
2,716,352	Series 2010-134-SE (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.43%	I/F I/O	12/25/2025	212,197
8,654,241	Series 2010-142-SC (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.38%	I/F I/O ‡	12/25/2040	1,413,481
3,177,078	Series 2010-150-MS (-1 x 1 Month LIBOR USD + 6.53%, 6.53% Cap)	4.31%	I/F I/O	01/25/2041	432,659
1,427,504	Series 2010-15-SL (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.73%	I/F I/O	03/25/2040	116,483

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2018	15

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	September 30, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
380,977	Series 2010-19-SA (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.18%	I/F I/O	03/25/2050	43,139
1,286,241	Series 2010-31-SB (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78%	I/F I/O	04/25/2040	120,325
2,079,022	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	3.45%	I/F I/O	05/25/2040	210,707
398,969	Series 2010-8-US (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.58%	I/F I/O	02/25/2040	22,762
373,238	Series 2010-9-GS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.53%	I/F I/O	02/25/2040	19,630
1,837,661	Series 2011-114-S (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78%	I/F I/O	09/25/2039	194,617
2,297,005	Series 2011-146-US (-1 x 1 Month LIBOR USD + 7.00%, 7.00% Cap)	3.90%	I/F ‡	01/25/2042	1,925,677
157,371	Series 2011-40-SA (-3 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	4.46%	I/F	09/25/2040	142,095
1,727,950	Series 2011-58-SA (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.33%	I/F I/O	07/25/2041	256,903
1,095,588	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	4.18%	I/F I/O	11/25/2040	116,632
555,775	Series 2012-29-SG (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78%	I/F I/O	04/25/2042	52,405
5,851,045	Series 2012-56-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.83%	I/F I/O	06/25/2042	710,244
6,207,087	Series 2012-76-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.78%	I/F I/O ‡	07/25/2042	855,199
5,907	Series 2012-82-SC (-2 x 1 Month LIBOR USD + 7.53%, 7.53% Cap)	3.84%	I/F	08/25/2042	5,107
6,666,782	Series 2013-17-MS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.88%	I/F ‡	03/25/2043	4,965,423
4,134,825	Series 2013-18-BS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.74%	I/F ‡	03/25/2043	3,231,566
2,668,267	Series 2013-41-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.68%	I/F ‡	05/25/2043	1,962,989
3,152,491	Series 2013-51-SH (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.68%	I/F ‡	05/25/2033	2,612,755
10,316,596	Series 2013-55-KS (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.68%	I/F ‡	06/25/2043	7,635,531
9,953,709	Series 2013-83-US (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.78%	I/F ‡	08/25/2043	7,899,556
389,165	Series 374-19	6.50%	I/O	09/25/2036	89,820

	Government National Mortgage Association,
1,011,677	Series 2009-104-SD (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.19%	I/F I/O	11/16/2039	125,549
240,471	Series 2010-98-IA	5.75%	# I/O	03/20/2039	31,495
318,365	Series 2011-56-KS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.94%	I/F I/O	08/16/2036	1,512
1,311,273	Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	3.18%	I/F I/O	05/20/2041	139,970

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
7,925,744	Series 2011-70-WS (-2 x 1 Month LIBOR USD + 9.70%, 9.70% Cap)	5.37%	I/F ‡	12/20/2040	7,736,289
1,933,369	Series 2011-71-SG (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.23%	I/F I/O	05/20/2041	196,855
2,263,869	Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	3.21%	I/F I/O	05/20/2041	242,363
2,648,444	Series 2011-89-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.28%	I/F I/O	06/20/2041	267,335
1,249,348	Series 2012-34-LI (-20 x 1 Month LIBOR USD + 122.00%, 6.00% Cap)	6.00%	I/F I/O	12/16/2039	280,587
9,316,167	Series 2013-119-TZ	3.00%	>‡	08/20/2043	8,553,146
5,287,272	Series 2013-188-MS (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.39%	I/F I/O	12/16/2043	629,318
41,261,985	Series 2013-39-HS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.58%	I/F I/O ‡	03/20/2041	3,174,206
7,418,313	Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.03%	I/F I/O ‡	03/20/2044	894,321
10,461,878	Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.09%	I/F I/O ‡	04/16/2044	1,362,770
7,251,899	Series 2014-63-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.38%	I/F I/O ‡	04/20/2044	1,195,065
6,681,984	Series 2014-69-ST (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.94%	I/F I/O	12/16/2039	841,654
49,728,581	Series 2018-111-SA (-1 x 1 Month LIBOR USD + 4.55%, 4.55% Cap)	2.38%	I/F I/O ‡	08/20/2048	3,151,678
95,256,517	Series 2018-48-SD (-1 x 1 Month LIBOR USD + 3.90%, 3.90% Cap)	1.73%	I/F I/O	04/20/2048	4,519,131

	Total US Government and Agency Mortgage Backed Obligations (Cost $121,691,985)				105,449,883

US GOVERNMENT AND AGENCY OBLIGATIONS 6.9%
20,500,000	United States Treasury Notes	1.25%	‡	12/31/2018	20,450,743

	Total US Government and Agency Obligations (Cost $20,483,845)				20,450,743

SHORT TERM INVESTMENTS 1.4%
1,410,124	First American Government Obligations Fund - Class X	1.91%	♦		1,410,124
1,410,123	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.90%	♦		1,410,123

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2018

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,410,123	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.90%	♦		1,410,123

	Total Short Term Investments (Cost $4,230,370)				4,230,370

	Total Investments 129.8% (Cost $399,552,753)				382,479,946
	Liabilities in Excess of Other Assets (29.8)%				(87,780,051)

	NET ASSETS 100.0%				$294,699,895

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	39.2%
US Government and Agency Mortgage Backed Obligations	35.8%
Non-Agency Commercial Mortgage Backed Obligations	17.4%
Collateralized Loan Obligations	15.9%
Bank Loans	9.4%
US Government and Agency Obligations	6.9%
Asset Backed Obligations	3.8%
Short Term Investments	1.4%
Other Assets and Liabilities	(29.8)%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2018, the value of these securities amounted to $145,006,326 or 49.2% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2018.

¥	Illiquid security

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2018.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2018.

I/O	Interest only security

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

Þ	Value determined using significant unobservable inputs.

‡	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2018.

♦	Seven-day yield as of September 30, 2018

Reverse Repurchase Agreements
Counterparty	Rate	Trade Date	Maturity Date	Principal	Principal & Interest
JP Morgan Securities LLC	2.68%	9/13/2018	10/12/2018	$46,505,000	$46,563,952
Goldman Sachs	2.35%	9/19/2018	10/19/2018	19,900,000	19,914,289
Goldman Sachs	2.80%	9/26/2018	10/26/2018	10,745,000	10,748,343
JP Morgan Securities LLC	2.48%	9/13/2018	10/12/2018	7,315,000	7,323,582
JP Morgan Securities LLC	2.68%	9/13/2018	10/12/2018	2,591,000	2,594,285

				$87,056,000	$87,144,451

The weighted average daily balance of reverse repurchase agreements during the reporting period ended September 30, 2018 was $90,540,247, at a weighted average interest rate of 2.16%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at September 30, 2018 was $103,146,383.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse Repurchase Agreements
US Government and Agency Mortgage Backed Obligations	$—	$67,156,000	$—	$—	$67,156,000
US Government and Agency Obligations	—	19,900,000	—	—	$19,900,000

Total Borrowings	$—	$87,056,000	$—	$—	$87,056,000

Gross amount of recognized liabilities for reverse repurchase agreements					$87,056,000

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2018	17

Statement of Assets and Liabilities	September 30, 2018

ASSETS
Investments in Securities, at Value*	$378,249,576
Short Term Investments, at Value*	4,230,370
Interest Receivable	2,979,179
Receivable for Investments Sold	1,470,227
Prepaid Expenses and Other Assets	9,848
Total Assets	386,939,200

LIABILITIES
Payable for Reverse Repurchase Agreements	87,056,000
Payable for Investments Purchased	4,578,709
Investment Advisory Fees Payable	317,333
Interest Payable for Reverse Repurchase Agreements	88,451
Professional Fees Payable	75,033
Administration, Fund Accounting and Custodian Fees Payable	65,622
Accrued Expenses	29,459
Trustees Fees Payable	28,698
Total Liabilities	92,239,305
Commitments and Contingencies (See Note 2 and Note 8)
Net Assets	$294,699,895

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$149
Additional Paid-in Capital	347,380,118
Undistributed (Accumulated) Net Investment Income (Loss)	3,734,055
Accumulated Net Realized Gain (Loss) on Investments	(39,341,620)
Net Unrealized Appreciation (Depreciation) on Investments	(17,072,807)
Total Distributable Earnings (See Note 5)	(52,680,372)
Net Assets	$294,699,895

*Identified Cost:
Investments in Securities	$395,322,383
Short Term Investments	4,230,370

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,924,060
Net Asset Value per Share	$19.75

18	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	For the Year Ended September 30, 2018

INVESTMENT INCOME
Income:
Interest	$27,735,737
Total Investment Income	27,735,737
Expenses:
Investment Advisory Fees	4,007,289
Interest Expense for Reverse Repurchase Agreements	1,983,470
Administration, Fund Accounting and Custodian Fees	426,494
Professional Fees	112,477
Trustees Fees	97,431
Shareholder Reporting Expenses	54,531
Registration Fees	25,101
Miscellaneous Expenses	9,989
Insurance Expenses	7,124
Transfer Agent Expenses	4,242
Total Expenses	6,728,148

Net Investment Income (Loss)	21,007,589

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	202,766
Net Change in Unrealized Appreciation (Depreciation) on Investments	(25,518,446)
Net Realized and Unrealized Gain (Loss)	(25,315,680)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,308,091)

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2018	19

Statements of Changes in Net Assets

	Year Ended September 30, 2018	Year Ended September 30, 2017

OPERATIONS
Net Investment Income (Loss)	$21,007,589	$24,276,829
Net Realized Gain (Loss) on Investments	202,766	140,093
Net Change in Unrealized Appreciation (Depreciation) on Investments	(25,518,446)	(13,389,995)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,308,091)	11,026,927

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(23,521,813)	(28,788,755)
From Return of Capital	(6,335,360)	(989,188)

Total Distributions to Shareholders	(29,857,173)	(29,777,943)[1]

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	938,290	814,357

Total Increase (Decrease) in Net Assets	$(33,226,974)	$(17,936,659)

NET ASSETS
Beginning of Period	$327,926,869	$345,863,528
End of Period	$294,699,895	$327,926,869 [2]

[1]	Includes net investment income distributions of $28,788,755.
[2]	Includes undistributed (accumulated) net investment income (loss) of $3,485,828.

20	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	For the Year Ended September 30, 2018

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,308,091)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(109,059,301)
Proceeds from Disposition of Long Term Investments	127,668,438
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(8,396,385)
Net Amortization (Accretion) of Premiums/Discounts	(3,216,177)
Net Realized (Gain) Loss on Investments	(202,766)
Net Change in Unrealized (Appreciation) Depreciation on Investments	25,518,446
(Increase) Decrease in:
Interest and Dividends Receivable	(563,609)
Prepaid Expenses and Other Assets	(181)
Receivable for Investments Sold	(1,361,215)
Increase (Decrease) in:
Payable for Investments Purchased	1,633,559
Investment Advisory Fees Payable	(25,578)
Interest Payable for Reverse Repurchase Agreements	33,273
Trustees Fees Payable	1,320
Accrued Expenses	(6,481)
Administration, Fund Accounting and Custodian Fees Payable	(57,150)
Professional Fees Payable	781
Net Cash Provided By (Used In) Operating Activities	27,658,883

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(28,918,883)
Purchases of Reverse Repurchase Agreements	997,750,000
Proceeds from Reverse Repurchase Agreements	(996,490,000)
Net Cash Provided By (Used In) Financing Activities	(27,658,883)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$938,290
Cash Paid for Interest on Reverse Repurchase Agreements	$1,950,197

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2018	21

Financial Highlights

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Net Asset Value, Beginning of Period	$22.04	$23.30	$24.10	$23.41	$22.97

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	1.41	1.63	1.81	2.21	1.83
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.70)	(0.89)	(0.08)	0.97	0.61
Total from Investment Operations	(0.29)	0.74	1.73	3.18	2.44

Less Distributions:
Distributions from Net Investment Income	(1.58)	(1.93)	(2.48)	(2.49)	(2.00)
Distributions from Return of Capital	(0.42)	(0.07)	(0.05)	—	—
Total Distributions	(2.00)	(2.00)	(2.53)	(2.49)	(2.00)
Net Asset Value, End of Period	$19.75	$22.04	$23.30	$24.10	$23.41
Market Price, End of Period	$20.57	$24.04	$25.68	$24.88	$23.60
Total Return on Net Asset Value[2]	(1.31)%	3.49%	7.81%	14.33%	11.12%
Total Return on Market Price[3]	(5.78)%	2.09%	14.38%	17.08%	12.46%

Supplemental Data:
Net Assets, End of Period (000’s)	$294,700	$327,927	$345,864	$356,678	$345,682
Ratios to Average Net Assets:
Expenses, including interest expense	2.17%	1.80%	1.59%	1.65%	1.67%
Net Investment Income (Loss)	6.77%	7.32%	7.77%	9.27%	7.90%
Portfolio Turnover Rate	28%	17%	14%	4%	22%

[1]	Calculated based on average shares outstanding during the period.
[2]

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[3]

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

22	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	September 30, 2018

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Securities pledged as collateral are reflected as a component of Investments in Securities, at Value on the

Annual Report	September 30, 2018	23

Notes to Financial Statements (Cont.)	September 30, 2018

Statement of Assets and Liabilities and are noted on the Schedule of Investments. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. The value of reverse repurchase agreements entered into are recorded in Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. Interest is accrued daily and an appropriate payment reflecting the interest due for reverse repurchase agreements held at period end is recorded in Interest Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. The cumulative interest paid during the period is recorded in Interest Expense for Reverse Repurchase Agreements on the Statement of Operations. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at September 30, 2018.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 20181:

Category
Investments in Securities
Level 1
Money Market Funds	$4,230,370
Total Level 1	4,230,370
Level 2
US Government and Agency Mortgage Backed Obligations	105,449,883
Non-Agency Residential Collateralized Mortgage Obligations	83,632,456
Collateralized Loan Obligations	46,742,132
Non-Agency Commercial Mortgage Backed Obligations	42,425,931
Bank Loans	27,675,920
US Government and Agency Obligations	20,450,743
Asset Backed Obligations	10,744,127
Total Level 2	337,121,192
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	31,761,185
Non-Agency Commercial Mortgage Backed Obligations	8,831,349
Asset Backed Obligations	535,850
Total Level 3	41,128,384
Total	$382,479,946

Certain of the Fund’s assets/liabilities are held at face value, which approximates fair value for financial statement purposes. The following is a summary of such assets/liabilities as of September 30, 2018.

Other Financial Instruments
Level 1	$—
Level 2
Reverse Repurchase Agreements	87,056,000
Total Level 2	87,056,000
Level 3	—
Total	$87,056,000

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended September 30, 2018.

24	DoubleLine Opportunistic Credit Fund

September 30, 2018

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2017	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2018	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2018[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$8,649,166	$4,649	$(74,292)	$205,798	$—	$(163,946)	$26,777,811	$(3,638,001)	$31,761,185	$87,262
Non-Agency Commercial Mortgage Backed Obligations	8,879,053	—	(729,069)	224,325	—	—	457,040	—	8,831,349	(729,069)
Asset Backed Obligations	777,445	—	(241,595)	—	—	—	—	—	535,850	(241,595)
Total	$18,305,664	$4,649	$(1,044,956)	$430,123	$—	$(163,946)	$27,234,851	$(3,638,001)	$41,128,384	$(883,402)

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at September 30, 2018 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 9/30/2018*	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+		Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$31,761,185	Market Comparables	Market Quotes	$94.57-$107.28 ($98.59)		Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security
Non-Agency Commercial Mortgage Backed Obligations	$8,831,349	Market Comparables	Yields	5.42%-45.90% (18.07%	)	Increase in yields would have resulted in the decrease in the fair value of the security
Asset Backed Obligations	$535,850	Market Comparables	Market Quotes	$12.92 ($12.92)		Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

*

Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action

Annual Report	September 30, 2018	25

Notes to Financial Statements (Cont.)	September 30, 2018

transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of September 30, 2018, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of September 30, 2018, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 7,740 shares of the Fund as of September 30, 2018. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the year ended September 30, 2018, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $109,059,301 and $127,668,438 respectively. In U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds), purchases and sales of investments were $9,946,484 and $8,969,766, respectively.

26	DoubleLine Opportunistic Credit Fund

September 30, 2018

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Year Ended September 30, 2018	Year Ended September 30, 2017
Distributions Paid From:
Ordinary Income	$23,521,813	$28,788,755
Return of Capital	6,335,360	989,188
Total Distributions Paid	$29,857,173	$29,777,943

The cost basis of investments for federal income tax purposes as of September 30, 2018, was as follows:

Tax Cost of Investments	$398,803,341
Gross Tax Unrealized Appreciation	19,063,552
Gross Tax Unrealized Depreciation	(35,386,947)
Net Tax Unrealized Appreciation (Depreciation)	(16,323,395)

As of September 30, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(16,323,395)
Undistributed Ordinary Income	—
Total Distributable Earnings	—
Other Accumulated Gains (Losses)	(36,356,977)
Total Accumulated Earnings (Losses)	(52,680,372)

As of September 30, 2018, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires
$36,352,552	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2018, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, market discount, Passive Foreign Investment Companies (PFICs) and return of capital. For the year ended September 30, 2018, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$9,097,811	$(2,762,452)	$(6,335,359)

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Reinvested Dividends	45,299	$938,290	35,305	$814,357
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	45,299	$938,290	35,305	$814,357

Annual Report	September 30, 2018	27

Notes to Financial Statements (Cont.)	September 30, 2018

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $97,431 from the Fund during the year ended September 30, 2018. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $97,431 which includes $97,246 in current fees (either paid in cash or deferred) and an increase of $185 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

market discount risk:  The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

issuer risk:  The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

investment and market risk:  An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

collateralized debt obligations risk:  The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

credit risk:  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

28	DoubleLine Opportunistic Credit Fund

September 30, 2018

•

mortgage-backed securities risk:  The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•

sovereign debt obligations risk:  Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•

inverse floaters and related securities risk:  Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•

high yield risk:  The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. In recent years, the U.S. has experienced historically low interest rates. However, as of the date of this report, interest rates have begun to rise, increasing the exposure of bond investors to the risks associated with rising interest rates.

•

foreign (non-U.S.) investment risk:  The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

Annual Report	September 30, 2018	29

Notes to Financial Statements (Cont.)	September 30, 2018

•

foreign currency risk:  The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•

emerging markets risk:  Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

credit default swaps risk:  Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•

leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•

derivatives risk:  Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly or at all with an underlying asset, currency, interest rate or index.

•

counterparty risk:  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

restricted securities risk:   The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

10.  Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

30	DoubleLine Opportunistic Credit Fund

September 30, 2018

As of September 30, 2018, the Fund held the following instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Reverse Repurchase Agreements	$87,056,000	$—	$87,056,000	$87,056,000	$—	$—

11.  Recently Issued Accounting Pronouncements

In August 2018, the FASB released an accounting standards update (ASU) 2018-13, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in this ASU are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of the ASU. Management has chosen to early adopt for the year ended September 30, 2018.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Annual Report	September 30, 2018	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DoubleLine Opportunistic Credit Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of DoubleLine Opportunistic Credit Fund (the “Fund”), including the schedule of investments, as of September 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

November 20, 2018

We have served as the auditor of one or more DoubleLine Funds investment companies since 2013.

32	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited) September 30, 2018

For the fiscal year ended September 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. Prior to January 1, 2018, certain dividends paid by the Funds may have been subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly). The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2018, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2018, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2018, was as follows:

Qualified Interest Income	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Annual Report	September 30, 2018	33

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) September 30, 2018

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through collateralized debt obligations (“CDOs”) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

34	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2018

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Annual Report	September 30, 2018	35

Trustees and Officers	(Unaudited) September 30, 2018

Name, Address, and Year of Birth(1)	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Class I (2019)*/ Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	19	None

John C. Salter, 1957	Trustee	Class II (2020)*/Since Inception	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	19	None

Raymond B. Woolson, 1958	Trustee	Class III (2021)*/Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	19	Independent Trustee, Advisors Series Trust (an open-end investment company with 42 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above

The following Trustee is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Adviser.

Name, Address, and Year of Birth(1)	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Ronald R. Redell, 1970	Trustee, Chairman, President and Chief Executive Officer	Class III (2021)*/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	2	None

(1) The address of each Interested Trustee is c/o DoubleLine, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes DoubleLine Income Solutions Fund.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above

36	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2018

Officers

The officers of the Fund who are not also Trustees of the Fund are:

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since Inception	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital. Formerly, Southern Wholesaler, DoubleLine Capital. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since Inception and Secretary Since July 2018	Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President and Assistant Secretary	Indefinite/Vice President Since May 2012 and Assistant Secretary Since Inception	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubeLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubeLine Capital (since December 2009).

Jeffery J. Sherman, 1977	Vice President	Indefinite/Since Inception	Deputy Chief Investment Officer, DoubleLine (since June 2016); President and Portfolio Manager, DoubleLine Alternatives (since April 2015 and May 2015, respectively); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Portfolio Manager, DoubleLine Capital (since September 2010); Fixed Income Asset Allocation, DoubleLine Capital (since December 2009).

Annual Report	September 30, 2018	37

Trustees and Officers (Cont.)	(Unaudited) September 30, 2018

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016 and Vice President Since May 2017	Anti-Money Laundering Officer and Vice President, DoubleLine Income Solutions Fund (since May 2016 and May 2017, respectively); Anti-Money Laundering Officer and Vice President, DoubleLine Funds Trust (since May 2016 and May 2017, respectively); Anti-Money Laundering Officer and Vice President, DoubleLine Opportunistic Credit Fund (since May 2016 and May 2017, respectively); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Legal/Compliance, Batterymarch Financial Management, Inc. (From June 2011 to December 2012).

(1) The address of each officer is c/o DoubleLine, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

38	DoubleLine Opportunistic Credit Fund

Information About Proxy Voting	(Unaudited) September 30, 2018

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 23, 2018 for shareholders of record as of the close of business on December 15, 2017 to re-elect Raymond B. Woolson and Ronald R. Redell, both Class III trustee nominees, for the Fund. The nominee Raymond B. Woolson was elected with 12,652,003 affirmative votes and 184,961 votes withheld. The nominee Ronald R. Redell was elected with 8,379,070 affirmative votes and 4,457,893 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari and John C. Salter.

Annual Report	September 30, 2018	39

Dividend Reinvestment Plan	(Unaudited) September 30, 2018

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

40	DoubleLine Opportunistic Credit Fund

Dividend Reinvestment Plan (Cont.)	(Unaudited) September 30, 2018

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

Annual Report	September 30, 2018	41

Privacy Policy	(Unaudited) September 30, 2018

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

42	DoubleLine Opportunistic Credit Fund

Privacy Policy (Cont.)	(Unaudited) September 30, 2018

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

Annual Report	September 30, 2018	43

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-ANNUAL-DBL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2018	FYE 9/30/2017

Audit Fees	$68,100	$66,870
Audit-Related Fees	N/A	N/A
Tax Fees	$10,070	$9,380
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	$10,070	$9,380
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Joseph J. Ciprari, John C. Salter, and Raymond B. Woolson.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

2

DoubleLine Funds Trust

DoubleLine Equity Funds

DoubleLine Capital LP

DoubleLine Commodity LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

August 2015

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.	Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent.

Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.	Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine.

Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of

DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether

DoubleLine’s relationships with such entities should continue.

VIII.	Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this

“echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their

Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	Recordkeeping

A.

DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

-

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision. Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•             For trustee nominees in uncontested elections

•             For management nominees in contested elections

•             For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•             For changing the company name

•             For approving other business

•             For adjourning the meeting

•             For technical amendments to the charter and/or bylaws

•             For approving financial statements

Capital Structure

•             For increasing authorized common stock

•             For decreasing authorized common stock

•             For amending authorized common stock

•             For the issuance of common stock, except against if the issued common stock has superior voting rights

•             For approving the issuance or exercise of stock warrants

•             For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•             For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•             For decreasing authorized preferred stock

•             For canceling a class or series of preferred stock

•             For amending preferred stock

•             For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•             For eliminating preemptive rights

•             For creating or restoring preemptive rights

•             Against authorizing dual or multiple classes of common stock

•             For eliminating authorized dual or multiple classes of common stock

•             For amending authorized dual or multiple classes of common stock

•             For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•             For a stock repurchase program

•             For a stock split

•             For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•             For merging with or acquiring another company

•             For recapitalization

•             For restructuring the company

•             For bankruptcy restructurings

•             For liquidations

•             For reincorporating in a different state

•             For spinning off certain company operations or divisions

•             For the sale of assets

•             Against eliminating cumulative voting

•             For adopting cumulative voting

Board of Trustees

•             For limiting the liability of trustees

•             For setting the board size

•             For allowing the trustees to fill vacancies on the board without shareholder approval

•             Against giving the board the authority to set the size of the board as needed without shareholder approval

•             For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•             For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•             For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•             Against a classified board

•             Against amending a classified board

•             For repealing a classified board

•            Against ratifying or adopting a shareholder rights plan (poison pill)

•            Against redeeming a shareholder rights plan (poison pill)

•             Against eliminating shareholders’ right to call a special meeting

•             Against limiting shareholders’ right to call a special meeting

•             For restoring shareholders’ right to call a special meeting

•             Against eliminating shareholders’ right to act by written consent

•             Against limiting shareholders’ right to act by written consent

•             For restoring shareholders’ right to act by written consent

•             Against establishing a supermajority vote provision to approve a merger or other business combination

•            For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•             For eliminating a supermajority vote provision to approve a merger or other business combination

•             Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•             Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•             For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•             Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•             Against establishing a fair price provision

•             Against amending a fair price provision

•             For repealing a fair price provision

•             For limiting the payment of greenmail

•             Against adopting advance notice requirements

•             For opting out of a state takeover statutory provision

•             Against opt into a state takeover statutory provision

Compensation

•             For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•             For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•             For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•             For limiting per-employee option awards

•             For extending the term of a stock incentive plan for employees

•             Case-by-case on assuming stock incentive plans

•             For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•             For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•             For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•             For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•             For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•             For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•             For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•             For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•             For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•             For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•            For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•             For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•             For approving an annual bonus plan

•             For adopting a savings plan

•             For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•             For adopting a deferred compensation plan

•             For approving a long-term bonus plan

•             For approving an employment agreement or contract

•             For amending a deferred compensation plan

•             For amending an annual bonus plan

•             For reapproving a stock option plan or bonus plan for purposes of OBRA

•             For amending a long-term bonus plan

Shareholder Proposals

•             For requiring shareholder ratification of auditors

•             Against requiring the auditors to attend the annual meeting

•             Against limiting consulting by auditors

•             Against requiring the rotation of auditors

•             Against restoring preemptive rights

•             For asking the company to study sales, spin-offs, or other strategic alternatives

•             For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•             Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•            Against eliminating the company’s discretion to vote unmarked proxy ballots.

•             For providing equal access to the proxy materials for shareholders

•             Against requiring a majority vote to elect trustees

•             Against requiring the improvement of annual meeting reports

•             Against changing the annual meeting location

•             Against changing the annual meeting date

•            Against asking the board to include more women and minorities as trustees.

•             Against seeking to increase board independence

•             Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•             Against requiring minimum stock ownership by trustees

•             Against providing for union or employee representatives on the board of trustees

•             For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•             For creating a nominating committee of the board

•             Against urging the creation of a shareholder committee

•             Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•             Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•             For adopting cumulative voting

•             Against requiring trustees to place a statement of candidacy in the proxy statement

•             Against requiring the nomination of two trustee candidates for each open board seat

•             Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•             For repealing a classified board

•             Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•             Against repealing fair price provisions

•             For restoring shareholders’ right to call a special meeting

•             For restoring shareholders’ right to act by written consent

•             For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•             For seeking to force the company to opt out of a state takeover statutory provision

•             Against reincorporating the company in another state

•             For limiting greenmail payments

•             Against advisory vote on compensation

•             Against restricting executive compensation

•             For enhancing the disclosure of executive compensation

•             Against restricting trustee compensation

•             Against capping executive pay

•             Against calling for trustees to be paid with company stock

•             Against calling for shareholder votes on executive pay

•             Against calling for the termination of trustee retirement plans

•             Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•             Against seeking shareholder approval to reprice or replace underwater stock options

•             For banning or calling for a shareholder vote on future golden parachutes

•             Against seeking to award performance-based stock options

•             Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•             Against requesting that future executive compensation be determined without regard to any pension fund income

•            Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•             Against requiring option shares to be held

•             For creating a compensation committee

•             Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•             For increasing the independence of the compensation committee

•             For increasing the independence of the audit committee

•             For increasing the independence of key committees

Social Issue Proposals

•             Against asking the company to develop or report on human rights policies

•             Against asking the company to limit or end operations in Burma

•             For asking management to review operations in Burma

•             For asking management to certify that company operations are free of forced labor

•            Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•             Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•             Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•             Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•             Against asking management to report on the company’s foreign military sales or foreign offset activities

•             Against asking management to limit or end nuclear weapons production

•             Against asking management to review nuclear weapons production

•             Against asking the company to establish shareholder-designated contribution programs

•             Against asking the company to limit or end charitable giving

•             For asking the company to increase disclosure of political spending and activities

•             Against asking the company to limit or end political spending

•             For requesting disclosure of company executives’ prior government service

•             Against requesting affirmation of political nonpartisanship

•             For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•             Against severing links with the tobacco industry

•             Against asking the company to review or reduce tobacco harm to health

•             For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•             For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•             Against asking the company to take action on embryo or fetal destruction

•             For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•            For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•             Against asking management to endorse the Ceres principles

•             For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•             For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•             For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•             For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•             Against asking the company to preserve natural habitat

•             Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•             Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•             For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•             Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•             For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•             Against asking management to drop sexual orientation from EEO policy

•             Against asking management to adopt a sexual orientation non-discrimination policy

•             For asking management to report on or review Mexican operations

•             Against asking management to adopt standards for Mexican operations

•             Against asking management to review or implement the MacBride principles

•             Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•             For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•             Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•             For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed,

reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine

Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Jeffrey E. Gundlach (Portfolio Manager since the Fund’s inception)

Mr. Jeffrey E. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP (“Doubleline” or the “Adviser”). Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009.

Philip A. Barach (Portfolio Manager since the Fund’s inception)

Mr. Barach is co-founder and President of DoubleLine. He attended the Hebrew University of Jerusalem, where he received a BA in International Relations and an MBA in Finance. Mr. Barach assists Mr. Gundlach in overseeing the implementation of the Fund’s overall strategy.

Joel A. Damiani (Portfolio Manager since the Fund’s inception)

Mr. Damiani is a founding member of DoubleLine. He also is a Portfolio Manager in the Mortgage Group. Mr. Damiani holds both a BS in Molecular Biology and an MS in Finance from the University of Wisconsin. He is a CFA charterholder. Mr. Damiani assists in managing the mortgage-backed securities and other structured products portion of the Fund’s portfolio.

Luz M. Padilla (Portfolio Manager since the Fund’s inception)

Ms. Padilla has been a Portfolio Manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of September 30, 2018:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee ($ millions)

Jeffrey E. Gundlach

Registered investment companies	33	$87,895	-	-

3

Other pooled investment vehicles	19	$8,602	2	$2,767

Other accounts	70	$15,477	2	$981

Phillip A Barach

Registered investment companies	16	$64,417	-	-

Other pooled investment vehicles	10	$5,944	2	$2,758

Other accounts	45	$6,629	1	$581

Joel A Damiani

Registered investment companies	2	$484	-	-

Other pooled investment vehicles	1	$2,517	1	$2,517

Other accounts	-	-	-	-

Luz M. Padilla

Registered investment companies	11	$12,573	-	-

Other pooled investment vehicles	3	$2,640	1	$2,517

Other accounts	4	$1,184	1	$581

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is

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theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues. Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves

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represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

(a)(3) The following describes how the Adviser is compensated as of September 30, 2018:

The Fund pays a monthly fee to the Adviser, computed and paid at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar rolls or similar transactions, “total managed assets” also includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

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Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers may participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of September 30, 2018:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jeffrey E. Gundlach	None
Philip A. Barach	None
Joel A. Damiani	None
Luz M. Padilla	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of

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shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Opportunistic Credit Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	11/28/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	11/28/2018

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial Accounting Officer

Date	11/28/2018

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